UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2010

DELTEK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33772	54-1252625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane, Herndon, Virginia		20171
(Address of Principal executive offices)		(Zip Code)

Registrant’s Telephone number, including area code: (703) 734-8606

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On June 3, 2010, Deltek, Inc. (the “Company”) commenced a tender offer (the “Offer”) for 100% of the stock of Maconomy A/S (“Maconomy”) (formerly Nasdaq OMX Copenhagen: MACO). Maconomy is an international provider of software solutions and services for professional services firms. On July 6, 2010, having concluded that all of the terms of the tender offer had been satisfied, the Company announced that it would complete the purchase of the tendered shares on July 9, 2010. The Offer was for DKK 20.50 (approximately US $3.40 as of June 3, 2010) for each outstanding Maconomy share. The Company has initiated a mandatory redemption procedure to acquire all remaining shares of Maconomy for DKK 20.50 per share in accordance with the Danish Companies Act. The Maconomy shares on NASDAQ OMX Copenhagen were delisted as of August 19, 2010.

The Company paid approximately $75.5 million, based on exchange rates at the time of purchase, for the shares it had acquired as of September 21, 2010. This constitutes approximately 98% of the outstanding shares of Maconomy. Through the mandatory redemption procedure, the Company will acquire the remaining approximately 0.5 million shares, which is expected to be completed in November 2010.

This Form 8-K/A amends the Current Report on Form 8-K the Company filed on July 6, 2010 to include Maconomy’s audited consolidated financial statements for the year ended December 31, 2009 and interim unaudited financial statements for the three months ended March 31, 2010 and the unaudited pro forma consolidated financial information related to the Company’s acquisition of Maconomy required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The Maconomy audited consolidated financial statements for the year ended December 31, 2009 and interim unaudited financial statements for the three months ended March 31, 2010 are attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

The consent of PricewaterhouseCoopers, Maconomy’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b) Pro forma Financial Information

The following unaudited pro forma consolidated financial information related to our Maconomy acquisition is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Current Report on Form 8-K/A:

(i)	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2010; and

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2010.

(c) The following exhibits are being filed as part of this Current Report on Form 8-K/A.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm.

99.1	Unaudited Pro Forma Consolidated Financial Information.

99.2	Maconomy Audited Consolidated Financial Statements for the Year Ended December 31, 2009 and interim Unaudited Consolidated Financial Statements for the Three Months Ended March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTEK, INC.

Date: September 21, 2010	By:	/s/ David R. Schwiesow
	Name:	David R. Schwiesow
	Title:	Senior Vice President and General Counsel

3